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                    SUPPLEMENT DATED AUGUST 26, 2004 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 30, 2004

                            VAN KAMPEN EQUITY TRUST,
                            ON BEHALF OF ITS SERIES,
                        VAN KAMPEN SMALL CAP VALUE FUND
                 AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2004

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The section entitled "INVESTMENT OBJECTIVE, STRATEGIES AND RISKS" is supplemented as follows:

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest up to 10% of its assets in equity Real Estate Investment Trusts ("REITs"). Equity REITs pool investors' funds for investment primarily in commercial real estate properties. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Equity REITs generally derive their income from rents on the underlying properties and their value is impacted by changes in the value of the underlying property owned by the trusts. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. REITs are dependent upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value) and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In addition, the Fund indirectly will bear its proportionate share of any expenses paid by REITs in which it invests.

                                                                SCV SPT SAI 8/04